First-in-class small molecule antifibrotic and anticancer agents January 2023 Exhibit 99.1

Forward-looking statements This presentation contains forward-looking statements about Galecto, Inc.’s (“Galecto” or the “Company”) strategy, future plans, operations and prospects, including, but not limited to, statements regarding the development of Galecto’s compounds and potential opportunities; the expected timing and reporting of results of Galecto’s clinical trials; and Galecto’s expected cash runway. These statements involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. For such statements, Galecto claims the protection of the Private Securities Litigation Reform Act of 1995. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Factors that could cause actual results to differ materially from such statements include, without limitation: that drug development is expensive, time consuming, uncertain and susceptible to change, interruption, delay or termination; the duration and severity of the ongoing coronavirus disease (COVID-19) pandemic, including but not limited to the impact on the Company’s clinical and other operations, the operations of its suppliers, others and the capital markets, which in each case remains uncertain; enrolling patients in clinical trials is competitive and challenging and the expected timing of Galecto’s planned readouts for its ongoing clinical trials may be delayed as a result; that the timing and outcome of research, development and regulatory review and feedback is uncertain; Galecto’s need to raise additional capital to advance all of its programs; the amount of Galecto’s future losses is uncertain and could cause our stock price to fluctuate or decline; top-line data may not accurately reflect the complete results of a particular study or trial; results of clinical trials and other studies are subject to different interpretation and may not be predictive of future results; Galecto’s clinical trials may fail to demonstrate adequately the safety and efficacy of any of its drug candidates; Galecto’s drug candidates may not advance in development or be approved for marketing; clinical trial and other studies may not proceed at the time or in the manner expected or at all; clinical and nonclinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than Galecto or others, request additional information, have additional recommendations or change their guidance or requirements; data and information related to the Company’s programs may not meet regulatory requirements or otherwise be sufficient for further development at all or on the Company’s projected timeline; and other risks related to developing, seeking regulatory approval of and commercializing drugs, including regulatory, manufacturing, supply and marketing issues and drug availability. Additional factors that could cause results to differ materially from those stated or implied by Galecto’s forward-looking statements are disclosed in its Securities and Exchange Commission (SEC) filings, including its most recent Annual Report on Form 10-K, filed with the SEC on February 17, 2022, under the headings “Risk Factors.” In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Galecto is working to create a world where patients suffering from fibrotic diseases, including cancers, have effective treatment solutions

Galecto has already demonstrated proof-of-concept with novel biology

Cash balance of ~$66.1M as of 12/31/2022 funds all Phase 2 trials with runway into 2H 2024

INNOVATIVE PLATFORMS TARGETING CORE DISEASE PROCESSES



- Pioneers in **galectin-3** and **LOXL2** based pharmacology
- **First-in-class oral small-molecule, target specific inhibitors**

ADDRESSING DISEASE AREAS WITH SIGNIFICANT UNMET MEDICAL NEED



All programs address:

- Diseases characterized by clear **unmet medical need**
- **Multi-billion-dollar** market opportunities

ADVANCING BROAD PIPELINE IN FIBROTIC DISEASE



Product Candidate
Indication
Preclinical
Phase 1
Phase 2
Phase 3
Next Steps
Demonstrated Results
GB0139
Pulmonary Fibrosis
Target engagement and biomarker effects in COVID and IPF patients
GB2064
Oncology and Fibrosis
Unprecedented reduction in bone marrow collagen fibrosis
GB1211
Liver Fibrosis
End of Study Regulatory Discussions
Clinical efficacy in liver cirrhosis
GB1211
GB1211
Oncology:
Evidence for transforming tumor microenvironment and prevention of galectin-3 mediated checkpoint inhibitor resistance

Four Phase 2 programs:

- Non-small cell lung cancer (**NSCLC**)
- Idiopathic pulmonary fibrosis (**IPF**)*
- Myelofibrosis (**MF**)
- Liver **cirrhosis****

* Trial fully enrolled ** Trial complete

PROOF OF CONCEPT ALREADY ESTABLISHED FOR BOTH APPROACHES



Galectin-3 Inhibitors:

- **Target engagement** confirmed
- Positive **biomarker** data in **IPF**
- Evidence of **tumor microenvironment transformation**
- **Significant clinical data** in **cirrhosis** and **COVID**

LOXL2 Inhibitors:

- Clinically demonstrated bone marrow collagen **fibrosis reduction** in myelofibrosis

LOXL2: lysyl oxidase-like 2

Galecto
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Core assets all supported by positive clinical data

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Next Steps	Demonstrated Results
GB0139	Idiopathic Pulmonary Fibrosis	**GALACTIC-1** (Inhaled Gal-3 inhibitor)				Topline Data Phase 2b Mid-2023	**Target engagement and biomarker effects in COVID and IPF patients**
GB2064	Oncology and Fibrosis (Initially in Myelofibrosis)	**MYLOX-1** (Oral LOXL2 inhibitor)				Topline Date Phase 2a 2H-2023	**Unprecedented reduction in bone marrow collagen fibrosis**
GB1211	Liver Fibrosis	**GULLIVER-2** (Oral Gal-3 inhibitor)				End of Study Regulatory Discussions 1H-2023	**Clinical efficacy in liver cirrhosis**
GB1211	Oncology: NSCLC	**GALLANT-1** (Oral Gal-3 inhibitor)				Complete Phase 2a Enrollment Mid-2023	**Evidence for transforming tumor microenvironment and prevention of galectin-3 mediated checkpoint inhibitor resistance**
GB1211	Oncology: Melanoma & HNSCC	**IIT Phase 2 Trial**				Trial Initiation 2023	

Galecto

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Experienced management team & board of directors



Hans Schambye
CEO



Stephanie Oestreich
CBO



Bertil Lindmark
CMO



Jonathan Freve
CFO

BOARD OF DIRECTORS

Carl Goldfischer, M.D. Chairman	Bay City Capital Partner Former CFO of ImClone[1]
Jayson Dallas, M.D.	Former CEO Aimmune[2]
Chau Khuong, MPH	Former OrbiMed Partner
Søren Møller, Ph.D.	Novo Holdings Partner Former CSO Exiqon[3]
Amit Munshi, MBA	Former CEO Arena[4]
Anne Prener, M.D., Ph.D.	CEO Imbria & venture partner SV Health Investors
David Shapiro, M.D., FRCP, FFPM	Retired CMO Intercept Former CMO Idun[4]
Hans Schambye, M.D., Ph.D.	CEO Galecto

[1]Acquired by Eli Lilly. [2]Acquired by Nestlé. [3]Acquired by Qiagen. [4]Acquired by Pfizer.

Galecto 6

GB0139: Inhaled Galectin-3 Inhibitor for IPF GALACTIC-1

Approximately 100K patients in US IPF is a progressive, irreversible, ultimately fatal lung disease characterized by decline in lung function (as measured by forced vital capacity (FVC)) Lung tissue scars and becomes non-functional Median survival of 2-5 years Death caused by respiratory failure Unknown cause IPF is a large orphan indication with suboptimal solutions Disease Overview Limited Treatment Options Only two approved drugs slow disease progression: pirfenidone and nintedanib Neither has been associated with improvements in overall survival Both have significant side-effects that limit compliance and usage Due to side effects, less than 50% of patients on treatment Despite dose-limiting side effects, sales of pirfenidone and nintedanib exceeded $3.7B and $3.5B in 2021 and 2020, respectively

GB0139 GB0139 delivered to the periphery of the lungs at high concentrations GB0139 targets macrophages – the cells driving the fibrosis mechanism Unique and pluripotent MoA GB0139 inhibits fibrosis by targeting macrophages, fibroblasts, and epithelial cells GB0139 reduced macrophage galectin-3 levels in lungs of IPF patients Dose-response effects on several fibrosis plasma biomarkers No other therapy in development has demonstrated similar consistent effects Inhaled therapy via generic inhaler delivers therapy directly to target tissue with low systemic exposure Other clinical development candidates given intravenously, subcutaneously and orally Superior delivery Pluripotent MoA Confirmed Target Engagement Indications of Efficacy GB0139: Inhalable, once-daily treatment for IPF Potential for accelerated approval

GB0139: Completed Phase 2a study in IPF patients Day 0 Day 14 Daily inhalation of GB0139 0.3-10 mg Examinations, Including lung lavage Examinations, Including lung lavage 24 patients in 3 dose groups Double-blind, placebo-controlled, multicenter Doses: 0.3, 3 and 10 mg per day 5 active patients and 3 placebos per group Four centers in the UK All patients completed 2-week dosing as planned Evaluable bronchoalveolar lavages (BALs) obtained for all 48 bronchoscopies

** GB0139: Phase 2a Results – bioavailability & target engagement in IPF patients Exceptionally Consistent PK Data in IPF Patients GB0139 Reaches the Alveolar Macrophages Deep within Lung Extracellular Gal-3 Levels Alveolar Macrophages GB0139 Concentration in Alveolar Macrophages Induces Profound Reduction of Gal-3 Levels on Alveolar Macs All Cohorts PK Data - Day 14 Hours Post Dose

GB0139: Phase 2a study showed consistent, dose-dependent effects on highly relevant fibrosis biomarkers Biomarkers associated with IPF disease severity and progression had biggest impact Biomarker effects cited by EMA as clinically relevant in IPF patients and basis for orphan drug designation (ODD) BAL fluid and plasma correlation indicates GB0139 directly impacts lung function PDGF-BB PAI-1 YKL-40 PDGF-AA MCP-1

GALACTIC-1: Ongoing Phase 2b study in IPF patients

GALACTIC-1


GB0139 3mg
Placebo
Randomization
Final efficacy analysis
Rate of FVC decline
-w12
w0
w4
w8
w12
w26
w32
w40
w52
Screening
6 weeks
Follow-up
2 weeks

- Randomized, placebo controlled
- 52-week study
- 100+ centers
- Enrolled 144 patients
  - Randomized 2:1 GB0139 to Placebo

- Primary outcome measure:
  - Annualized rate of Forced Vital Capacity (FVC) decline over 52 weeks
  - Study is powered to see an effect in patients not on pirfenidone or nintedanib
- Key secondary outcomes:
  - Safety, Diffusing Capacity for Carbon Monoxide (DLCO), 6-minute walk test, Quality of Life

Galecto

13

GB0139: Inhaled galectin-3 inhibitor summary Ground-breaking novel treatment for IPF, an orphan disease with poorly tolerated treatments Inhaled, delivered directly to the site of active lung destruction Reaches the target cell in the lung at high concentrations Promising biomarker trends observed in Phase 2a study - validated by EMA as clinically relevant in IPF patients and basis for ODD Causes a dose-related reduction in cell surface galectin-3 deep within patient lungs

GB1211: Oral Galectin-3 Inhibitor for Liver Cirrhosis Gulliver-2

Advanced liver disease is a massive indication and a growing medical concern Disease Overview Cirrhosis prevalence: ~2 million patients in US, ~3 million in EU1 Severe, progressive liver fibrosis ultimately leads to liver failure Caused primarily by NASH, alcoholic liver disease and viral hepatitis Median survival of ~2 years for decompensated cirrhosis2 Limited treatment options: Resolving etiology may improve decompensation e.g., alcohol abstinence, HCV/HBV antivirals Liver transplantation 1 https://www.thelancet.com/journals/langas/article/PIIS2468-1253(19)30349-8/fulltext Sepanlou, et al Lancet Gastroenterol Hepatol 2020; 5: 245–66 2 https://www.hepatitis.va.gov/cirrhosis/background/stages.asp

GB1211: Oral galectin-3 inhibitor for advanced liver disease and cirrhosis

Evidence links galectin-3 to cirrhosis progression

- Galectin-3 is elevated in decompensated cirrhosis and in acute on chronic liver failure
- Galectin-3 is prognostic biomarker of hepatocellular carcinoma, a known complication of liver cirrhosis
- Preclinical data suggest galectin-3 inhibition may address cirrhosis:
  - Inhibition of galectin-3 reduces development of fibrosis
  - Galectin-3 is required for TGF-ß mediated myofibroblast activation and matrix production in liver fibrosis
  - Pre-clinical and clinical evidence for reduction in transaminases by galectin-3 inhibitors suggesting hepatocyte protection macrophage
GB1211
galectin-3
activated macrophage
galectin-3
galectin-3
galectin-3
galectin-3
galectin-3
epithelial cells
mesenchymal cells
fibroblasts
myofibroblasts
collagen



p = 0.007
*
Galectin-3 (ng/mL)
80
60
40
20
0
Control
CC
DC
ACLF

Serum galectin-3 (ng/mL)

Control (n= 10)	CC (n= 9)	DC (n= 54)	ACLF (n= 57)
9.66 (8.27 – 14.71)	7.85 (5.19 – 13.62)	16.18 (11.16 – 23.85)	17.69 (10.38 – 31.71)

[1] https://www.thelancet.com/journals/langas/article/PIIS2468-1253(19)30349-8/fulltext Sepanlou, et al Lancet Gastroenterol Hepatol 2020; 5: 245–66
[2] https://www.hepatitis.va.gov/cirrhosis/background/stages.asp
[3] Cervantes-Alvarez *et al.*, 2022

Galecto
17

Galecto’s oral galectin-3 inhibitors Galecto has developed a series of orally active, specific and potent inhibitors of Galectin-3 The lead oral compound, GB1211, reduces fibrosis and cancer growth in several different models Appears safe and well tolerated in IND-enabling studies SAD/MAD in healthy volunteers successfully completed (N=78) GULLIVER-2 (N=54) completed, GALLANT-1 in 1st line NSCLC ongoing GB1211 addresses a large number of currently poorly treated indications Fibrosis Cancer Cirrhosis NASH Chronic Kidney Disease (CKD) Heart Failure Scleroderma Hepatocellular Carcinoma Lung Cancer Pancreatic Cancer Gastric Cancer Renal cell Carcinoma

GULLIVER-2 – Part 2 A randomized, double blind, placebo-controlled 12-week study in Child-Pugh B patients BID, twice a day; CAP, controlled attenuation parameter; PK, pharmacokinetics; VCTE, vibration controlled transient elastography Part 1: Single dose hepatic impairment study (Child-Pugh B) Part 3: Single dose hepatic impairment study (Child-Pugh C) Primary endpoints: Safety and tolerability PK Exploratory endpoints Biochemistry Liver fibrosis (VCTE) Steatosis (CAP) Exploratory biomarkers GB1211 100mg BID (n=15) Placebo BID (n=15) PK samples on Day 1, 7, 21, 42, 63, 84 Biochemistry on Day 1, 7, 42, and follow up Day 96 Part 2: Repeat dose hepatic impairment study (Child-Pugh B) 19

Liver-related biochemistry results Consistent and increasing reduction in liver enzymes for GB1211 patients *Follow up took place two weeks after the last dose. ALT: alanine transferase; AST: aspartate transferase * * Treatment effect (GB1211-Placebo) [%] at Day 84 ALT AST GGT ALP Mean -58.44 -32.40 -37.77 -14.76 95% confidence interval (-79.00, -37.88) (-51.63, -13.17) (-69.47 , -6.06) (-31.92 , -2.40) p-value 0.0001 0.002 0.0214 0.0889 20 Mean percentage change from baselines (%) Mean percentage change from baselines (%)

Encouraging reductions in ALT, AST, GGT and ALP at day 84

GULLIVER-2



Percentage change from baseline at Day 84 for ALT
ALT
Responder %: p<0.005*
Percentage change from baseline (%)
75
50
25
0
−25
−50
−75
GB1211
Placebo
Percentage change from baseline at Day 84 for AST
AST
Responder %: p<0.005*
Percentage change from baseline (%)
75
50
25
0
−25
−50
−75
GB1211
Placebo
Percentage change from baseline at Day 84 for GGT
GGT
Responder %: p=0.05*
Percentage change from baseline (%)
200
150
100
50
0
−50
−100
GB1211
Placebo
Percentage change from baseline at Day 84 for ALP
ALP
Responder %: p<0.13*
Percentage change from baseline (%)
60
40
20
0
−20
−40
−60
GB1211
Placebo

No adverse changes in standard safety laboratory parameters, including bilirubin albumin, or INR

*Post-hoc analysis: Fischer's Exact test. Percentage of patients experiencing reduction liver enzyme values at Day 84. ALP: alkaline phosphatase; ALT: alanine transferase; AST: aspartate transferase; D: day; GGT: gamma-glutamyl transferase; INR: international normalized ratio

Galecto
21

GB1211 reduces galectin-3 and CK-18 (M65) GB1211 demonstrated target engagement and potential anti-apoptotic properties *p value from unpaired t-test. Δ: change; CK-18: cytokeratin-18; D: day; Gal-3: galectin-3 Galectin-3 CK-18 (M65) 22 Baseline Gal-3 Baseline CK-18 (M65) Gal-3 p=0.02* CK-18 (M65) P=0.01*

Putting GULLIVER-2 data Into perspective

GULLIVER-2

Outcome	Selonsertib (48w)[1] MELD 7	PBO	Emricasan (24w)[2] Child-Pugh A	PBO	Simtuzumab (48w)[3] Child-Pugh A	PBO	Belapectin (52w)[4] Child-Pugh A	PBO	GB1211 (12w)* Child-Pugh B	PBO*
MELD	NC	NC	0.2	0.4	NC	NC	NC	NC	**−1.4†**	**0.5†**
ALT (U/L)	−3	−4	NC	NC	−5	−1	NC	NC	**−12.2**	**3.9**
GGT (U/L)	−8	−4	NC	NC	−7	−8	NC	NC	**−54.2**	**17.9**
Total bilirubin (µmol/L)	NC	NC	−0.5	0.3	0.1	0.1	NC	NC	**−1.2**	**−0.5**
Transient elastography (kPa)	−0.7	−0.7	−6.7	−0.3	NA	NA	−2.3	−0.5	**−9.7**	**−7.6**
CAP (dB/m)	NA	NA	NA	NA	NA	NA	NA	NA	**−20.2**	**4.1**

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

*Data are absolute changes from baseline to Day 84. †Modified ITT population.
ALT: alanine transferase; CAP: controlled attenuation parameter; dB/m: decibels per meter; GGT: gamma-glutamyl transferase; ITT: intent to treat; kPa: kilopascal; MELD: model for end-stage liver disease; NA: not available; NC: no change; PBO: placebo; U/L: units per litre; w: week

1. Harrison et al. J Hepatol 2020;73(1):26–39;
2. Garcia-Tsao et al. J Hepatol 2020;72(5):885–895;
3. Harrison et al. Gastroenterology 2018;155(4):1140–1153;
4. Chalasani et al. Gastroenterology 2020;158(5):1334–1345.e5

Galecto

23

GULLIVER-2 - topline results Unprecedented study results in a decompensated cirrhosis patient population Well tolerated GB1211 was well-tolerated with no drug-related adverse events identified Predictable PK profile consistent with the option of repeated dosing in patients with hepatic impairment Clinical Galectin-3 reduction demonstrates target engagement Consistent and statistically significant reductions in ALT, AST and GGT Concordant changes in liver biochemistry, liver stiffness & steatosis observed Data suggests that GB1211 improves liver inflammation and reduces liver injury Galectin-3 in liver disease Carbohydrate binding protein shown to drive fibrosis via TGF-ß receptor Elevated in decompensated cirrhosis, alcoholic hepatitis and ACLF GB1211 is a potent, selective, oral inhibitor of Galectin-3 Results strongly support progressing to phase II/III studies in severe liver diseases

GB1211: Oral Galectin-3 Inhibitor for Cancer

Galectin-3 expression predicts response to pembrolizumab in NSCLC 34 patients with PD-L1 +ve NSCLC stage IV received pembrolizumab (200 mg IV @ 3 wks) -20 80 60 40 20 Change From Baseline % 0 0 8 12 16 20 24 26 32 High Galectin-3 Low / Intermediate Galectin-3 Tumor Response by Weeks Weeks -40 -60 -80 -100 High galectin-3 expression in patients with NSCLC strongly correlated with tumor resistance to pembrolizumab A clinical response was seen in tumors with a negative, low or intermediate galectin-3 expression Galectin-3 expression in NSCLC biopsies

GB1211 increases CD8+ T cell recruitment and activation in galectin-3 rich tumor microenvironment, and potentiates checkpoint inhibitors


Galectin-3 rich Tumor Microenvironment
Galectin-3
Cancer cell
IFN-γ
MHC1
PD-L1
TCR
PD-1
CD8 T cells excluded from
Tumor Microenvironment
Anergy
LAG-3
Apoptosis
M2 Macrophage
M1 Macrophage
GB1211 blocks Galectin-3 – recruits and activates CD8+T cells
GB1211
Galectin-3 inhibitor
Neo-antigen
Cancer cell
APC
MHC1
PD-L1
TCR
PD-1
GB1211
Galectin-3 inhibitor
Cytotoxic Cytokines
Perforin
Granzyme B
IFN-γ
LAG-3
Activated
CD8
T cell
LAG-3
Upregulation
of PD-L1
CD8 + T cells recruited into
Tumor Microenvironment
M2 Macrophage
M1 Macrophage
CD8 + T cell

APC (Antigen Presenting Cell), IFN-γ (Interferon-γ), LAG-3 (Lymphocyte Activating Gene 3),
MHC1 (major histocompatibility complex 1), TCR (T-cell receptor), PD-L1 (Programmed death-ligand 1),
PD-1 (Programmed cell death protein 1),

27

Galecto has chosen NSCLC as first development target

NSCLC represents a significant unmet medical need with a strong rationale for anti-Galectin-3 therapy


Head and Neck Cancer
Cell proliferation, anti-apoptosis, immune escape
Gastric Cancer
Enhances gastric cell motility and mediates metastasis
Renal Cell Cancer
Anti-apoptosis, resistance to chemotherapy
Cervical Cancer
Mediates resistance to chemotherapy
Ovarian Cancer
Mediates resistance to chemotherapy
Lung Cancer
Tumor growth, metastasis, immune suppression, predicts response to CPI therapy
Melanoma
Increased growth, progression, angiogenesis and metastasis
Hepatocellular Carcinoma
Tumor progression, vascular invasion and metastasis
Pancreatic Cancer
Tumor progression and tumor evasion
Bladder Cancer
Increases malignant potential

ASCO: Cancer.net (01-2021)
Ebrahim et al (2014); Ann Transl Med;2(9):88
Kuou et al (2015); Cancer Immunol Res;3: 412
Ou et al (2021); Ther Adv Med Oncol;13: 1
Capalbo et al. *(2019); Int. J. Mol. Sci.;20*
Vuong et al (2019); Cancer Res;79: 1480

High unmet need

- Lung cancer is 2nd most common cancer and leading cause of cancer death
  - More than 130,000 death/year in US
  - 1.59 million deaths/year globally
- NSCLC has a poor prognosis – 5-year survival <25%
  - Metastatic NSCLC: 5-year survival rate < 7%
- Billion-dollar market opportunity

Galectin-3 is a promising target that

- Predicts overall poor survival
- Predicts response to CPI therapy

CPI therapy for treatment of NSCLC is well established

- However, 40-60% of patients don't respond to therapy
- Gal-3 inhibitors show:
  - Anti-tumor effects
  - T cell activation – LAG3 blockade
  - Macrophage polarizations
  - Increased apoptosis

Galecto
28

Patients receiving GB1211 + atezolizumab N=25 Patients receiving placebo + atezolizumab N=25 Screening Part C Part B Part A GALLANT-1 (Phase 2a) study design Primary endpoint is tumor shrinkage Randomization -2 weeks screening 12 weeks blinded treatment Continuation of blinded treatment until last patient has received his/her 12-week treatment Long term safety follow-up Unblinding after the last patient has received 12 weeks treatment Continued treatment with atezolizumab (and GB1211) until loss of clinical benefit Dose finding Current dose level: 100 mg twice daily

Galecto oncology opportunities Inhibition of galectin-3 may have anti-tumor activity as monotherapy and in combination with CPIs, chemo- and radiotherapy Galectin-3 plays central role for the hallmarks of cancer and is linked to poor survival for many solid tumors Galectin-3 is a negative regulator of immune cell functions and drives low CPI response rate GB1211 is a specific oral galectin-3 inhibitor ready for Phase 2 Anti-tumor effects in preclinical models Well-tolerated and no observed adverse safety or drug interaction signals Galecto collaborating with Roche on upcoming NSCLC first line trial with GB1211 Randomized, placebo-controlled trial in combination with Tecentriq® (atezolizumab) Topline data expected mid-2023 GB1211 marks Galecto’s first entry into the solid tumor space

GB2064: LOXL2 Inhibitor for Myelofibrosis and Other Oncology and Fibrotic Diseases

GB2064 A small molecule inhibiting LOXL2, an enzyme that catabolizes the formation of lysine cross-linking in fibrillar collagens Potentially disease modifying Opportunity in multiple fibrotic indications Myelofibrosis Orphan indication: 16,000 - 18,500 patients in US Current therapies (JAK inhibitors) are not disease modifying Large market - Incyte’s Jakafi® and Novartis’s Jakavi® achieved aggregate sales of $3.7B and $3.3B in 2021 and 2020, respectively GB2064: Oral LOXL2 inhibitor in myelofibrosis Overview and Treatment Opportunity LOX Family Gene Expression in Myelofibrosis Stromal Cells LOXL2 paralogue most upregulated in active myelofibrosis Relative expression level 0 1 2 3 4 LOX LOXL1 LOXL2 LOXL3 LOXL4

Major unmet needs remain in myelofibrosis Key categories potentially worsened by existing JAKi therapy Improve/stabilize hemoglobin count ► Unaffected or worsened by JAKi Improve/stabilize thrombocyte count ► Unaffected or worsened by JAKi Stabilize leukocyte counts ► Unaffected by JAKi Reduce spleen volume ► Surrogate endpoint addressed by JAKi Reduce MF symptoms ► Improved by JAKi Prevention or reduction in cancer cell growth Reduction in bone marrow fibrosis

 MYLOX-1: GB2064 monotherapy in myelofibrosis Study led by Professor Srdan Verstovsek, MD Anderson First patient dosed in Q3 2021 Single arm, open label study allowing real-time read of safety and activity Planned for 16 evaluable patients initially for 9 months of treatment Opportunity for entering an extension phase of the study in case of clinical benefit as evaluated by the treating physician Patients who are ineligible for, refractory to or who do not tolerate or have progressed on JAK inhibitors GB 2064 1000mg 2x daily for 9 months N=16 evaluable Day 1 Months Biopsy MRI Biopsy MRI Biopsy MRI 3 6 9 Screening Day -28 Follow-up at Month 10 Biopsy MRI Intermediate analysis: Five evaluable patients have passed six months of treatment with GB2064

80% (4/5) of patients experienced a ≥1 grade reduction in collagen fibrosis Bone marrow biopsy - collagen fibrosis grade (trichrome) for patients passing month six Fibrosis grade M M Missed biopsy due to elective surgery “It is wholly unprecedented and very encouraging to observe a reduction in collagen fibrosis in this patient population” “It is exciting to see the first clinical validation of LOXL2 as a fibrosis target” Prof. Srdan Verstovsek, MD Anderson Cancer Center patient #1 patient #2 patient #3 patient #4 patient #5 Screening m6 m9

Safety and Clinical Pharmacology GI (predominantly grade 1-2) side effects were observed; acceptable tolerability profile GB2064 demonstrated penetration into the fibrotic bone marrow Plasma LOXL2 assay showed target engagement Clinical and Bone Marrow Findings Four of five evaluable patients (80%) showed ≥ 1-grade improvement in collagen fibrosis Two patients currently in the extension phase due to clinical benefit All four responders demonstrated disease stabilization with spleen volumes and hematological parameters remaining stable Unparalleled reduction in collagen fibrosis Stable disease and hematology – acceptable tolerability ”It is exciting and encouraging to see a clear reduction in collagen fibrosis following the administration of a selective LOXL2 inhibitor in four of the five evaluable patients combined with stabilization of hematological parameters and spleen volume“ “Stable disease is excellent in a progressive disease such as myelofibrosis” Prof. Claire Harrison Guy’s & St Thomas NHS Foundation Trust Safety and Clinical Pharmacology

MYLOX-1 – Unparalleled reduction in collagen fibrosis Intermediate Assessment Five evaluable patients have passed six months of treatment with GB2064 GB2064 has shown an acceptable safety and tolerability profile to date Key Takeaways Unique reduction in bone marrow collagen fibrosis Four out of five patients were responders to GB2064 therapy Responders showed disease stabilization when progression would have been expected Potential for disease modifying effects of GB2064 Repeat Bone Marrow Biopsy Trial MYLOX-1 is an open-label phase 2a study GB2064 administered as monotherapy in myelofibrosis Patients are ruxolitinib (JAK inhibitor) refractory/ relapsed/ineligible LOXL2 validated as a clinical fibrosis target GB2064 is an exciting opportunity that may be further developed for myelofibrosis and other fibrotic disease states

Summary

Pipeline and clinical development timeline GB0139 - IPF Phase 2b GB1211 - Liver Cirrhosis Phase 1b/2a GB2064 - Myelofibrosis Phase 2a GB1211 & atezolizumab - NSCLC Phase 2a 2022 Enrollment complete Ph 2b top-line data Ph 2a top-line data Ph 2a top-line data Ph 2a top-line data 2023 Interim data Interim data Enrollment complete GB1211 & pembrolizumab - Melanoma and HNSCC Phase 2 Investigator-Initiated Planned initiation GALANTIC-1 MYLOX-1 GULLIVER-2 GALLANT-1

Galecto has already demonstrated proof-of-concept with novel biology

Cash balance of ~$66.1M as of 12/31/2022 funds all Phase 2 trials with runway into 2H 2024

INNOVATIVE PLATFORMS TARGETING CORE DISEASE PROCESSES



- Pioneers in **galectin-3** and **LOXL2** based pharmacology
- **First-in-class oral small-molecule, target specific inhibitors**

ADDRESSING DISEASE AREAS WITH SIGNIFICANT UNMET MEDICAL NEED

All programs address:

- Diseases characterized by clear **unmet medical need**
- **Multi-billion-dollar** market opportunities

ADVANCING BROAD PIPELINE IN FIBROTIC DISEASE



Four Phase 2 programs:

- Non-small cell lung cancer (**NSCLC**)
- Idiopathic pulmonary fibrosis (**IPF**)*
- Myelofibrosis (**MF**)
- Liver **cirrhosis****

* Trial fully enrolled ** Trial complete

PROOF OF CONCEPT ALREADY ESTABLISHED FOR BOTH APPROACHES

Galectin-3 Inhibitors:

- **Target engagement** confirmed
- Positive **biomarker** data in **IPF**
- Evidence of **tumor microenvironment transformation**
- **Significant clinical data** in **cirrhosis** and **COVID**

LOXL2 Inhibitors:

- Clinically demonstrated bone marrow collagen **fibrosis reduction** in myelofibrosis

LOXL2: lysyl oxidase-like 2

Galecto 40

Appendix

Galectin-3 impacts key elements in the fibrosis cascade - inhibited by our galectin-3 inhibitors galectin-3 galectin-3 galectin-3 galectin-3 galectin-3 galectin-3 macrophage gb0139 and gb1211 activated macrophage epithelial cells mesenchymanl cells fibroblasts myofibroblasts collagen

Comparison: GB0139 MoA to alternative programs MoA GB0139 Competitors Targets macrophages Yes 1 program Targets fibroblasts Yes Most programs Targets epithelial cells Yes No Lowers TGF-ß No Some programs Modulates TGF-ß Yes No Affects multiple cytokines (PDGF, CTGF, TGF-ß, LPA, VEGF, etc.) Yes 1 program (nintedanib)

GB0139: Results of Phase 1 SAD study Phase 1 Trial Design 6 dose groups (0.15, 1.5, 3, 10, 20 and 50 mg) 4 active patients and 2 placebos in each group Key Phase 1 SAD Study Results Highly reproducible pharmacokinetic (PK) profile and dose-dependent exposure Mild adverse events (AE) only (cough & headache) All lab and other clinical parameters satisfactory Generic inhaler performing well healthy volunteers TD139 Plasma levels ng/ml 1000 100 10 1 0.1 0.01 hours post dose 0 10 20 0.15 mg 1.5 mg 3 mg 10 mg 20 mg 50 mg

SAEs in GALACTIC-1 patients

- Following a DSMB interim review and recommendation in Q1 2021, we discontinued GB0139 10mg arm and GB0139 plus SOC arms
- Preliminary safety data from the DSMB review included below continues to show a promising safety profile for monotherapy treatment with GB0139

System Organ Class/Preferred Term	Patients on nintedanib or pirfenidone N=193			Patients NOT on nintedanib or pirfenidone N=85		
	n	%	SAEs	n	%	SAEs
Subjects with at least one serious adverse event (SAE)	38	19.7	59	9	10.6	13
Respiratory, thoracic and mediastinal disorders	21	10.9	24	5	5.9	6
Infections and infestations	14	7.3	17	4	4.7	5
General disorders and administration site conditions	4	2.1	4	1	1.2	1
Cardiac disorders	4	2.1	5	0	0	0
Blood and lymphatic system disorders	2	1.0	2	0	0	0
Other non-respiratory conditions	6	3.0	7	1	1.2	1

The above table shows an overview of the interim *blinded* safety data in the study. As the study is ongoing, this data has not been fully cleaned and this table should not be relied on as the final and definitive adverse event table but is included here to provide an impression of the character of the serious adverse events that have been reported in the study as treatment emergent (i.e., starting after the onset of dosing of the experimental drug inhalations). Since the table represents a blend of patients on placebo, the 3 mg dose of GB0139 and the 10 mg dose of GB0139, including those taking concomitant nintedanib and pirfenidone, no firm conclusion can be made that these reported treatment emergent serious adverse events are related to administration of GB0139 and, conversely, that they are unrelated to the administration of GB0139.

Galecto

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Therapeutic administration of galectin-3 inhibitor in combination with anti-PD-L1 inhibits Lewis Lung Carcinoma Growth Vuong, L.,et al. (2019) Cancer Res 79, 1480-1492 Potential synergy tumor volume (mm3) 0 100 200 300 400 untreated gal-3 inhibitor anti-PD-L1 gal-3 inhibitor + anti-PD-L1 administration day 7 time (days) 0 5 10 15 tumor volume (g) 0.00 0.05 0.10 0.15 untreated gal-3 inhibitor anti-PD-L1 gal-3 inhibitor + anti-PD-L1 potential synergy

Galectin-3 inhibitor increases immune response Galectin-3 inhibitor + anti-PD-L1 increases proliferating ki-67+ CD8 cells Galectin-3 inhibitor increases recruitment of CD8+ T cells and tumor cytotoxic T cell function Galectin-3 inhibitor increases INF-g and PD-1 both associated with increased response to checkpoint inhibitors CD8a PD1 IFNg Perforin-1 CD8a cd8a/18S 0 10 20 30 untreated gal-3 inhibitor anti-PD-L1 gal-3 inhibitor + anti-PD-L1 PD1 Pdcd1/18S 10 20 30 40 untreated gal-3 inhibitor anti-PD-L1 gal-3 inhibitor + anti-PD-L1 IFNg ifng/beta-actin 0 20 40 60 untreated gal-3 inhibitor anti-PD-L1 gal-3 inhibitor + anti-PD-L1 Perforin-1 prf1/beta-actin 0 2 4 6 8 10 untreated gal-3 inhibitor anti-PD-L1 gal-3 inhibitor + anti-PD-L1

GB1211: Clean safety profile in Phase 1 SAD/MAD studies Part A: SAD in HV N=40 across 5 cohorts Part B: 10-day MAD in HV N=20+ across 2-3 cohorts Completed Well tolerated: Part A: <400mg in SAD studies Part B: 50mg and 100mg in MAD studies, 2x daily Potential for once-daily dosing Exposure close to predicted with dose proportional PK SAD Study PK Profiles h = hours, N = sample size Total Plasma [GB1211] ng/ml 1000 100 10 1 time (h) 0 2 4 6 8 10 12 14 16 18 20 22 24 400 mg 200 mg 100 mg 50 mg 20 mg 5 mg

Liver Cirrhosis: High unmet need with no available treatments stage 0 healthy liver stage 1 fatty liver stage 2 Inflamed liver stage 3 cirrhotic liver stage 4 hepatocellular carcinoma + TGs + liver enzymes + Liver fat + Steatosis + Ballooning + Inflammation + Fibrosis + late stage fibrosis 20-30% US adults Fibrosis reversible Eligible for transplant No approved product Need for anti-fibrotic

GB1211: Blocks CCl4-induced liver fibrosis Commence twice weekly CCl4 1ul/g I.P. for 8 weeks Vehicle PO OD GB1211 10mg/kg PO b.i.d. GB1211 2mg/kg PO b.i.d. 0 1 2 3 4 5 6 7 8 * Collagen reduction at 10mg/kg, as measured by PSR (picosirius red staining) PSR Staining GB1211 10mg/kg GB1211 2mg/kg control %area

World leading advisors Galectin Biology Hakon Leffler, MD PhD Co-founder Galecto, Professor, Microbiology, Immunology and Glycobiology, Lund University Ulf Nilsson, PhD Co-founder Galecto, Professor, Organic Chemistry, Lund University Tariq Sethi, MD PhD Co-founder Galecto, Professor Emeritus, King’s College London Liver Fibrosis Frank Tacke, MD PhD Professor, University Hospital Aachen, Germany Derek Mann, MD Professor, Newcastle University Arun Sanyal, MD PhD Professor, Virginia Commonwealth University Jonathan Fallowfield, MD PhD Professor, Edinburgh University Neil Henderson, MD PhD Professor, Edinburgh University Yury Popov, MD PhD Assistant Professor, Harvard Medical School IPF Toby Maher, MD PhD Professor, USC, California and Imperial College, London Kevin Brown, MD Professor, National Jewish Health, Colorado Nik Hirani, MD PhD Clinical Director, Edinburgh University Tariq Sethi, MD PhD Co-founder Galecto, Professor Emeritus, King’s College London Seamas Donnelly, MD PhD Professor, Trinity College Dublin Patricia Sime, MD PhD Professor, VCU, VA Myelofibrosis Srdan Verstovsek, MD Professor, MD Anderson Cancer Center, Houston, TX Claire Harrison, MD Professor, Guy’s and St Thomas, London, UK Dr Adam Mead Professor of Haematology, University of Oxford Dr John O Mascarenhas Associate professor, Mount Sinai, NY Dr Raajit K. Rampal Hematologic Oncologist, Memorial Sloan Kettering, NY Dr Aron Gerds Assistant Professor, Cleveland Clinic, Cleveland Oncology Alexander M.M. Eggermont, MD, PhD. Professor Utrecht University The Netherlands William L. Redmond, PhD Director Providence Cancer Institute Portland, OR Roy S. Herbst, MD, PhD Professor, Yale University, CT Federico Cappuzzo, M.D. Director, IRCCS, Rome, Italy